Balances Receivable from Related Parties (Detail) In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2012 Principal Owner INR	Mar. 31, 2011 Principal Owner INR	Mar. 31, 2012 Others INR	Mar. 31, 2011 Others INR
Related Party Transaction [Line Items]
Loans	$ 5.6	286.4	0	0	0	286.4	0
Other assets	17.6	892.7	684.2	54.5	84.4	838.2	599.8
Total	$ 23.2	1,179.1	684.2	54.5	84.4	1,124.6	599.8